     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 27, 1995
                                                        REGISTRATION NO. 33-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ---------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                ---------------
                         COMPRESSION LABS, INCORPORATED
             (Exact name of Registrant as specified in its charter)
                                ---------------
         DELAWARE                                              94-2390960
(State or other jurisdiction       2860 JUNCTION AVENUE     (I.R.S. Employer
of incorporation or organization)  SAN JOSE, CA 95134     Identification Number)
                                     (408) 435-3000

        (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)
                                ---------------
                   WILLIAM A. BERRY, SENIOR VICE PRESIDENT AND
                             CHIEF FINANCIAL OFFICER
                         COMPRESSION LABS, INCORPORATED
                              2860 JUNCTION AVENUE
                               SAN JOSE, CA 95134
                                 (408) 435-3000

 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                                ---------------
                             1980 STOCK OPTION PLAN
                        1984 EMPLOYEE STOCK PURCHASE PLAN
                       1984 SUPPLEMENTAL STOCK OPTION PLAN
                             (Full Title of Plans)
                                ---------------
                                   Copies to:
                              PETER F. STONE, ESQ.
                             JULIA L. DAVIDSON, ESQ.
                              COOLEY GODWARD CASTRO
                                HUDDLESON & TATUM
                              FIVE PALO ALTO SQUARE
                               3000 EL CAMINO REAL
                               PALO ALTO, CA 94306
                                 (415) 843-5000
                                ---------------
        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
As soon as practicable after the effective date of this Registration Statement.

                         CALCULATION OF REGISTRATION FEE

===================================================================================================================================
                                                                        PROPOSED MAXIMUM      PROPOSED MAXIMUM        AMOUNT OF
                                                       AMOUNT TO         OFFERING PRICE           AGGREGATE         REGISTRATION
         TITLE OF SECURITIES TO BE REGISTERED        BE REGISTERED       PER SHARE (1)       OFFERING PRICE (1)          FEE
- ---------------------------------------------------------------------------------------------------------------------------------
      Common Stock, $.001 par value;                    700,000             $10.1875             $7,131,250           $2,459.07
=================================================================================================================================


(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(c) and Rule 457(h)(1). The price per share and aggregate offering price are based upon the average of the high and low sales price of the Registrant's Common Stock on July 21, 1995, as reported on the Nasdaq National Market.
================================================================================

                                EXPLANATORY NOTE

    This Registration Statement on Form S-8 is being filed for the purpose of registering an additional 700,000 shares of the Common Stock of Compression Labs, Incorporated (the "Company") to be issued pursuant to the 1980 Stock Option Plan, as amended, the 1984 Supplemental Stock Option Plan, as amended, and the 1984 Employee Stock Purchase Plan, as amended (the "Plans"). The Registration Statements on Form S-8 previously filed with the Securities and Exchange Commission (the "Commission") relating to the Plans (File
Nos. 33-79790, 33-70860 and 33-40405, filed with the Commission on June 6, 1994, October 27, 1993 and May 7, 1991, respectively) are incorporated by reference herein.

EXHIBITS

EXHIBIT
NUMBER
- -------
5.1              Opinion of Cooley Godward Castro Huddleson & Tatum.

23.1             Consent of independent auditors KPMG Peat Marwick LLP.

23.2             Consent of Cooley Godward Castro Huddleson & Tatum.
                 Reference is made to Exhibit 5.1.

24.1             Power of Attorney.  Reference is made to page 2.

99.1             1980 Stock Option Plan, as amended (the "ISO Plan").(1)

99.2 Form of Incentive Stock Option used in connection with the issuance and exercise of options under the ISO Plan.(2)

99.3             1984 Employee Stock Purchase Plan, as amended (the
                 "1984 Purchase Plan").(1)

99.4             Form of Offering and Participation and Payroll Deduction
                 Agreement used in connection with the purchase of Common
                 Stock under the 1984 Purchase Plan.(3)

99.5             1984 Supplemental Stock Option Plan, as amended (the
                 "Supplemental Plan").(1)

99.6 Form of Supplemental Stock Option used in connection with the issuance and exercise of options under the Supplemental Plan.(2)

- ---------------
(1) Filed as an exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 1994 (File No. 0-13218) and incorporated herein by reference.

(2) Filed as an exhibit to the Company's Registration Statement on Form S-8 filed June 6, 1994 (File No. 33-79790) and incorporated herein by reference.

(3) Filed as an exhibit to the Company's Registration Statement on Form S-8 filed March 29, 1985 (File No. 2-9628) and incorporated herein by reference.


                                       1.

                                   SIGNATURES

    THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California, on July 27, 1995.

                                           COMPRESSION LABS, INCORPORATED

                                           By: /s/ John E. Tyson
                                              ----------------------------------
                                              John E. Tyson
                                              President, Chairman of the Board,
                                              and Chief Executive Officer

                                POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John E. Tyson and William A. Berry, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                                       2.

    Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


                 SIGNATURE                                          TITLE                                      DATE

                     /s/ John E. Tyson                              President, Chief Executive                 July 27, 1995
                  ------------------------                          Officer and Chairman of the Board
                     (John E. Tyson)                                of Directors (Principal executive
                                                                    officer)

                     /s/ William A. Berry                           Senior Vice President, Finance             July 27, 1995
                  ------------------------                          and Administration, Chief
                     (William A. Berry)                             Financial Officer, Secretary and
                                                                    Treasurer (Principal financial
                                                                    and accounting officer)

                     /s/ Arthur G. Anderson                         Director                                   July 27, 1995
                  ------------------------
                     (Arthur G. Anderson)


                     /s/ Robert J. Casale                           Director                                   July 27, 1995
                  ------------------------
                     (Robert J. Casale)


                     /s/ Robert B. Liepold                          Director                                   July 27, 1995
                  ------------------------
                     (Robert B. Liepold)


                     /s/ David A. Wegmann                           Director                                   July 27, 1995
                  ------------------------
                     (David A. Wegmann)


                                       3.

                                  EXHIBIT INDEX

EXHIBIT
NUMBER                                    DESCRIPTION                                     SEQUENTIAL PAGE NUMBER

5.1        Opinion of Cooley Godward Castro Huddleson & Tatum.

23.1       Consent of independent auditors KPMG Peat Marwick LLP.

23.2 Consent of Cooley Godward Castro Huddleson & Tatum. Reference is made to Exhibit 5.1.

24.1       Power of Attorney.  Reference is made to page 2.

99.1       1980 Stock Option Plan (the "ISO Plan").                                                 *

99.2       Form of Incentive Stock Option used in connection with the issuance and                  *
           exercise of options under the ISO Plan.

99.3       1984 Employee Stock Purchase Plan, as amended (the "1984 Purchase                        *
           Plan").

99.4       Form of Offering and Participation and Payroll Deduction Agreement used                  *
           in connection with the purchase of Common Stock under the 1984 Purchase
           Plan.

99.5       1984 Supplemental Stock Option Plan, as amended (the "Supplemental                       *
           Plan").

99.6       Form of Supplemental Stock Option used in connection with the issuance                   *
           and exercise of options under the Supplemental Plan.

- -----------------------------

*  Incorporated by reference as indicated on page 1.